SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



 Date of report (Date of earliest event reported):    December 17, 2003
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State of Other Jurisdiction of Incorporation)


        0-26059                                       68-0121636
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(Commission File Number)                   (IRS Employer Identification No.)


     4125 South 6000 West, West Valley City, Utah            84128
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       (Address of Principal Executive Offices)            (Zip Code)


                                  801.963.5112
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              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         New Lease Signed

        On December 17, 2003, the Registrant entered into a ten-year lease agreement (the "Lease") with PFE Properties, LLC, a Utah limited liability company (the "Lessor") for the Registrant's existing 40,000 square-foot headquarters and manufacturing facility, located at 4125 South 6000 West in Salt Lake City, Utah. The workspace includes 10,000 square feet of office space to support the Registrant's Administration, Sales, and Engineering Staff. The 30,000 square feet of manufacturing space includes a highly secured inventory area, shipping and receiving areas, and manufacturing and assembly space that support six full surface-mount lines with state-of-the-art equipment capable of placing over 360 million components per year.

Under the terms of the lease, the Registrant pays monthly rent of $16,974. The term of the lease is ten years, with options to renew for two additional terms of ten years each.

tem 7.  Financial Statements and Exhibits.

(a) Financial Statements. None.

         (b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits.

     99 Press Release dated December 19, 2003, relating to announcement of new lease agreement with PFE Properties, LLC.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CirTran Corporation


Date: December 19, 2003                 By: /s/ Iehab J. Hawatmeh
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                                           Iehab J. Hawatmeh, President